9. PROPERTY, EQUIPMENT AND LEASEHOLD IMPROVEMENTS, NET (Details 1) - CNY (¥) ¥ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Investment in property on operating leases	¥ 1,446,226	¥ 1,446,226
Less: Accumulated depreciation	(232,062)	(190,054)
Total	1,214,164	1,256,172
Buildings and leasehold improvements
Investment in property on operating leases	1,338,773	1,338,773
Equipment
Investment in property on operating leases	¥ 107,453	¥ 107,453